                        2,400,000 Shares of Common Stock

                             Northwest Pipe Company

                             UNDERWRITING AGREEMENT

_________, 1996

Hanifen, Imhoff Inc.
Stephens Inc.
Jensen Securities Co.
1125 17th Street, Suite 1600
Denver, Colorado 80202

Ladies and Gentlemen:

       Northwest Pipe Company (the "Company"), confirms its agreement to issue and sell to you (the "Underwriters") an aggregate of 1,200,000 shares (the "Company Firm Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"). Moreover, certain stockholders of the Company named in Schedule B hereto (the "Selling Stockholders") severally propose to sell to the Underwriters an aggregate of 1,200,000 shares of the Common Stock (the "Stockholder Shares"). The Company Firm Shares and the Stockholder Shares are hereinafter collectively referred to as the "Firm Shares." The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule A. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company and one of the Selling Stockholders confirm their agreement to grant to the Underwriters an option to purchase up to an additional 360,000 shares of Common Stock (the "Option Shares"). The Option Shares shall consist of 191,292 shares of Common Stock to be issued by the Company and 168,708 shares of Common Stock to be sold by a Selling Stockholder as indicated on Schedule B. If not all of the Option Shares are purchased, the Option Shares offered by such Selling Stockholder shall be purchased in their entirety prior to the purchase of any of the Option Shares offered by the Company. The Firm Shares and any Option Shares purchased pursuant to this Agreement are hereinafter referred to as the "Shares." The Company and the Selling Stockholders are hereinafter collectively referred to as the "Sellers." In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto hereby agree as follows:





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       1.     Representations and Warranties of the Company.  In order to induce the Underwriters to enter into this Agreement, the Company represents and warrants to each Underwriter that:

       (a) A registration statement on Form S-1 (File No. 333-13209 with respect to the Shares has been prepared by the Company and its directors in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder and has been filed with the Commission. Copies of such registration statement and all forms of the prospectuses included therein and the exhibits, financial statements and schedules thereto, as finally amended and revised, have heretofore been delivered by the Company to the Underwriters. Such registration statement, and the prospectus therein, Part II thereof, any documents incorporated by reference therein, and all financial schedules and exhibits thereto, as amended at the time when it shall become effective, and including all information omitted therefrom in reliance upon Rule 430A of the Rules and Regulations is hereinafter referred to as the "Registration Statement." Such Registration Statement has been declared effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. The prospectus included as part of the Registration Statement on file with the Commission when it shall become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, the prospectus that discloses all the information that was omitted from the prospectus on the effective date pursuant to such Rule, and in either case, together with any changes contained in any prospectus filed with the Commission by the Company after the effective date of the Registration Statement, is hereinafter referred to as the "Prospectus." Each prospectus included in the Registration Statement and any amendments thereto prior to the effective date of the Registration Statement or which is filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is referred to herein as a "Preliminary Prospectus."

       (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and no proceedings have been instituted for that purpose; each Preliminary Prospectus, at the time of filing thereof, (a) conformed in all material respects to the requirements of the Act and the Rules and Regulations and (b) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

       (c) As of the time it became or will become effective, as the case may be, and at all times subsequent thereto, the Registration Statement and any post-effective amendment thereto and the Prospectus and any supplement thereto conformed and will conform in all material respects with the requirements of the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any




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supplement thereto, at the time the Registration Statement or any amendment thereto became or will become effective, and, with respect to the Prospectus or any supplement thereto, at the effective date, the date the Prospectus or any supplement is filed with the Commission and at each Closing Date (as such term is defined below), contained or will contain, as the case may be, any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

       (d) Other than the subsidiaries listed on Exhibit 21 to Item 16(a) of the Registration Statement (the "Subsidiaries"), the Company does not have any beneficial or record ownership of, or control, any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity. All of the issued shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non- assessable and, except as otherwise disclosed in the Registration Statement, are owned beneficially and of record by the Company free and clear of all liens, claims, equities, or other encumbrances of any kind whatsoever.

       (e) There are no contracts, leases, indentures, instruments or other documents which are required by the Act and the Rules and Regulations to be filed as exhibits to the Registration Statement or described in the Prospectus which have not been so filed or described. All such contracts and other documents to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable by and against the Company in accordance with the terms thereof. Neither the Company, nor, to the Company's knowledge, any other party is in default, nor is any Subsidiary which is a party thereto in default, in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case in which a default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any of the Subsidiaries of any other agreement or instrument to which the Company or any of the Subsidiaries is now a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company.

       (f) The Company has been duly organized and an active corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus. Each of the Subsidiaries has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus. The Company and each Subsidiary are duly qualified to transact





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business as foreign corporations and are in good standing in all jurisdictions in which the character of the business conducted by them or the properties owned or leased by them requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole. Complete and correct copies of the certificate of incorporation and of the bylaws of the Company and each of the Subsidiaries and all amendments thereto have been delivered to the Underwriters and, with respect to the Company, filed with the Commission as part of the Registration Statement and no changes therein will be made subsequent to the date hereof and prior to each Closing Date.

       (g) The capitalization of the Company as of June 30, 1996 is as set forth under the caption "Capitalization" in the Prospectus, and the Common Stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus. The outstanding shares of Common Stock have been, and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and are non-assessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's certificate of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement give rise to any right, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock.

       (h) Coopers & Lybrand L.L.P., whose report appears in the Prospectus, are independent certified public accountants as required by the Act and the Rules and Regulations. The consolidated financial statements and schedules of the Company and the Subsidiaries, together with the related notes included in the Registration Statement, any Preliminary Prospectus or the Prospectus, comply in all material respects with the requirements of the Act and the Rules and Regulations and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated. All of such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The information set forth in the Registration Statement under the captions "Summary Financial Information," "Capitalization" and "Selected Financial Data" present fairly in all material respects the information shown therein and have been compiled on a basis consistent with the financial statements presented in Statement.




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The pro forma financial information set forth in the Registration Statement reflects, subject to the limitations set forth in the Registration Statement as to such pro forma financial statements, the results of operations of the entities purported to be shown thereby for the periods indicated and conforms to the requirements of Regulation S-X of the Rules and Regulations.

       (i) Except as described in the Prospectus, there is no litigation or governmental action or proceeding pending or threatened before any court or governmental, administrative or regulatory agency, domestic or foreign or, to the knowledge of the Company, contemplated, to which the Company or any of the Subsidiaries or any officer thereof in their capacity as such is a party or of which any of the Company's or any of its Subsidiary's property is the subject and which, (i) if determined adversely to the Company or any of the Subsidiaries, as applicable, would have a material adverse effect on the business, condition (financial and otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole, or (ii) is required to be disclosed in the Prospectus.

       (j) The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case clear of all liens, encumbrances and defects except such as are disclosed in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the uses made or proposed to be made of such property and buildings by the Company or such Subsidiaries.

       (k) Neither the Company nor any of its Subsidiaries with the giving of notice or lapse of time or both, would be, in violation of or in default under, nor will the execution or delivery of this Agreement, the consummation of the transactions contemplated herein or the fulfillment of the terms hereof conflict with or result in a violation of or default under, (i) the certificate of incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries, (ii) any foreign or domestic permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries, or (iii) any lease, license, contract, indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, obligation, arrangement or understanding to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of their respective properties is bound, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any of its Subsidiaries, which violation or default would have a material adverse effect on the business, condition (financial and otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or court necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the





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transactions contemplated herein (except such additional steps as may be required by the Act, the Exchange Act, the National Association of Securities Dealers, Inc. ("NASD") or which may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws, all of which have been or will be completed before the Closing Date) has been obtained or made and is in full force and effect.

       (l) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

       (m) Since the respective dates as of which information is given in the Registration Statement or, if later, the Prospectus, as each may be amended or supplemented, there has not been any material adverse change in, or any development which materially affects the business, condition (financial and otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business. Since the respective dates as of which information is given in the Registration Statement or, if later, the Prospectus, as each may be amended or supplemented, and except as set forth in the Prospectus, there has not been any change in the capital stock of the Company or any Subsidiary, or any transactions entered into by the Company or any Subsidiary (other than those in the ordinary course of business consistent with past practices) that are material with respect to the Company and the Subsidiaries, taken as a whole, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any issuance of warrants, options, convertible securities or other rights to purchase or acquire capital stock of the Company.

       (n) The business and operations conducted by the Company and each of its Subsidiaries are being conducted in accordance with all applicable laws, rules, regulations and decrees of all public authorities, foreign or domestic, having jurisdiction over the Company or any Subsidiary except for such failures to comply which will not have a material adverse effect on the business, financial position, stockholders' equity or results of operations, present or prospective, of the Company. The Company and each of its Subsidiaries has all requisite corporate authority and owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct the business of the Company and each of its Subsidiaries as presently described in or contemplated in the Prospectus except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not have a material adverse effect on the Company or its business, condition (financial or otherwise), results of operations, properties or prospects; there is no proceeding pending or threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed.






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       (o)    The Company and each of its Subsidiaries owns, licenses or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other proprietary and similar rights necessary for the conduct of its business as currently conducted. Neither the Company nor any of its products has infringed upon, or is presently infringing upon, any patents, patent rights, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets or other proprietary rights of other persons.

       (p) Any document hereafter filed by the Company pursuant to Section 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the termination of the offering of the Shares, at the time such documents were or are filed with the Commission, complied or will comply in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, and did not at the time of filing, or will not when filed, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

       (q) The Company has the full power and authority (corporate and other) to execute, deliver and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as to rights to either indemnity hereunder which may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

       (r) All transactions during the Company's current fiscal year and last three (3) full fiscal years between the Company and any person who is or was during such period an officer, director or 5% or greater stockholder of the Company have been disclosed in the Prospectus to the extent required under the Act or the Rules and Regulations.

       (s) Other than the over-allotment option granted to the Underwriters, the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of shares of Common Stock to facilitate the sale or resale of the Shares.

       (t) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act and the Rules and Regulations to be distributed by the Company.





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       (u)    The Common Stock is listed on the Nasdaq National Market and the
Shares have been approved for quotation on the Nasdaq National Market, subject only to official notification of issuance.

       (v) The Company has not incurred any liability for any finder's or broker's fee in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

       (w) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations.

       (x) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document delivered in connection with this Agreement to be delivered to the Underwriters was or will be, when made, materially inaccurate, untrue or incorrect.

       (y) Except as disclosed in the Registration Statement, neither the Company nor any of the Subsidiaries has at any time engaged in the handling, manufacture, treatment, storage, use or generation of any Hazardous Materials (as defined below) upon any real property owned or leased by it except in full compliance with applicable law. Except as disclosed in the Registration Statement, neither the Company nor any of the Subsidiaries has been a party to any litigation in which it is alleged, nor have any of them at any time received written notice of any violation, other allegation, or investigation of the possibility, that any of them or any of their assets is or was subject to any liability, clean-up or other obligation arising out of or relating to any discharge, or the storage, handling or disposal, of any Hazardous Material. Except as disclosed in the Registration Statement, there has been no discharge at any time by the Company or any of the Subsidiaries of any Hazardous Material that the Company or any of the Subsidiaries has reported or is or was obligated to report to any governmental agency the occurrence of which may have a material adverse effect on the Company. For the purposes of this Agreement, "Hazardous Material" means any substance: (i) the presence of which requires investigation or remediation under any federal, state, provincial, or local statute, regulation, ordinance, order, action, policy or common law; (ii) that is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); (iii) that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or





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instrumentality of the United States or of any state or any political subdivision thereof or any similar Polish political entity; or (iv) which contains polychlorinated biphenyls (PCBs), asbestos, urea formaldehyde foam insulation or radon gas.

       (aa) There is no labor strike, dispute or work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of the Subsidiaries, and no such labor strike, dispute, work stoppage or lockout has occurred with respect to any employees of the Company, or any of the Subsidiaries during the two years prior to the date of this Agreement. Except (i) for the activities of the union at the Company's Denver facility and (ii) as disclosed in the Registration Statement, no union organization activity is in progress with respect to the employees of the Company or the Subsidiaries, and no question concerning representation exists with respect to such employees. No unfair labor practice charge or complaint against the Company or the Subsidiaries is pending or, to the knowledge of the Company, threatened, before the National Labor Relations Board or similar foreign authorities, and no such charge or complaint against the Company or any of the Subsidiaries has been filed during the past two years. There is no pending, or, to the knowledge of the Company, threatened, grievance that, if adversely decided, would have a material adverse effect on the business, results of operations, prospects or financial condition of the Company. No charges with respect to or relating to the Company or the Subsidiaries are pending before the Equal Employment Opportunity Commission or any similar state, local or foreign agency responsible for the prevention of unlawful employment practices, and no such charges have been filed with respect to the Company or any of the Subsidiaries.

       (bb) Each of the Company and the Subsidiaries has correctly and timely filed all necessary federal, state, local and foreign income, property and franchise tax returns and paid all taxes required to be shown as due thereon and all assessments received by it to the extent that the same are material and have become due. Neither the Company nor any of its officers has any knowledge of any tax deficiency of the Company or any of the Subsidiaries or any tax proceeding or action pending or threatened against the Company or any of the Subsidiaries that would materially adversely affect the business, financial position, stockholders' equity or results of operations, present or prospective, of the Company. There are no liens for taxes on the assets of the Company or the Subsidiaries, except for taxes not yet due. There are no audits pending of the Company's or any of the Subsidiaries' tax returns (federal, state, local or foreign), and there are no claims which have been or, to the best of the Company's knowledge, may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency material to the Company. There have been no waivers of any statute of limitations by the Company or any of the Subsidiaries relating to tax returns (federal, state, local and foreign). The Internal Revenue Service has not asserted or threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company or any of the Subsidiaries for any year.





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       (cc)   None of the Company, any Subsidiary or any officer or director purporting to act on behalf of the Company or any Subsidiary has during the past five years (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; (ii) made any payment to any Federal, state, local or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law;
(iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or such Subsidiary as applicable, sells (or has in the past sold) or from which the Company or such Subsidiary, as applicable, buys (or has in the past bought) products for the purpose of influencing such agent or person to buy products from or sell products to the Company or such Subsidiary, as applicable; or (iv) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary, as applicable.

       (dd) Each of the Company and the Subsidiaries has customary, and in the reasonable judgment of the Company, adequate liability and other insurance policies insuring it against the risks of loss arising out of or related to its businesses, as described in the Registration Statement and Prospectus, issued by insurers of recognized financial responsibility.

       (ee) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is (or was) taken with respect to any differences.

       (ff) No authorization, approval, consent, order, license, certificate or permit is required of or from any governmental or regulatory body under any federal, foreign, provincial, state or local law for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, except such as have been obtained. This Agreement has been presented to any and all governmental agencies or authorities to the extent required and this Agreement and the transactions contemplated hereby were approved by or on behalf of such governmental agencies or authorities to the extent required, and such approvals have not been revoked, modified or rescinded.

       (gg) The Company is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules and regulations promulgated thereunder.





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       (hh)   The Company has complied with all of the requirements and filed the required forms, if any, as specified in Florida Statutes Section 517.075.

       (ii) The Company is in compliance with the Foreign Corrupt Trade Practices Act.

       2.     REPRESENTATIONS AND WARRANTIES OF SELLING STOCKHOLDERS.

       Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter (a) that such Selling Stockholder now has valid marketable title to such number of shares of the Common Stock as are to be sold by such Selling Stockholder pursuant to this Agreement (the "Stockholder Shares"), and will have valid and marketable title to such Stockholder Shares free and clear of any security interests, claims, liens, equities and other encumbrances, (b) that such Stockholder Shares, when delivered, will have been duly authorized and will be validly issued, fully paid and nonassessable, (c) that such Selling Stockholder now has, and on each Closing Date on which such Selling Stockholder will sell Common Stock, will have, the legal right and power, and all consents, approvals and authorizations required by law (except as may be required under state securities laws), to enter into this Agreement and to sell, transfer and deliver such Stockholder Shares in the manner provided in this Agreement and that no such action will contravene any provision of applicable law or, if such Selling Stockholder is a corporation, the certificate of incorporation or bylaws of each Selling Stockholder or any agreement or other instrument binding upon such Selling Stockholder and (d) that all information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

       3.     PURCHASE OF THE SHARES BY THE UNDERWRITERS.

       (a) Subject to the terms and conditions and upon the basis of the representations, warranties and covenants herein set forth, the Company agrees to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase at a price of $[______] per Share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto, and each Selling Stockholder, severally and not jointly, hereby agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase at a price of $[______] per Share, the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule B hereto (in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto), subject to adjustment in accordance with the terms hereof, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional shares. If not all of the Option Shares are purchased, the Option Shares offered by the Selling Stockholder shall be purchased in their entirety prior to the purchase of any of the Option

Shares offered by the Company. The Underwriters agree to offer the Firm Shares to the public as set forth in the Prospectus.

       (b) The Company and one of the Selling Stockholders hereby grants to the Underwriters an option to purchase from the Company and such Selling Stockholder, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares for a period of thirty
(30) days from the date hereof at the purchase price per Share set forth above in Section 3(a). Option Shares shall be purchased from the Company and such Selling Stockholder, severally and not jointly, for the account of each Underwriter as nearly as practicable in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Underwriters so that no Underwriter shall be obligated to purchase fractional Option Shares. If not all of the Option Shares are purchased, the Option Shares offered by the Selling Stockholder shall be purchased in their entirety prior to the purchase of any of the Option Shares offered by the Company.

       4.     DELIVERY OF AND PAYMENT FOR SHARES.

       (a) Delivery of certificates for the Firm Shares and certificates for the Option Shares, if the option to purchase the same is exercised on or before the third Business Day (as defined below) prior to the Closing Date to be purchased by the Underwriters from the Company and the Selling Stockholders and payments therefor shall be made at the offices of Ater Wynne Hewitt Dodson & Skerritt, LLP, 222 S.W. Columbia, Suite 1800, Portland, Oregon 97201 (or such other place as mutually may be agreed upon), at 10:00 a.m. Pacific Time on the third business day following the date of this Agreement (or the fourth business day if permitted by Rule 15c6-1(c) promulgated under the Exchange Act), or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriters (the "Closing Date").

       (b) The option to purchase Option Shares granted in Section 3 hereof, may be exercised during the term thereof by written notice to the Company and the applicable Selling Stockholder from the Underwriters. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the time and date, not earlier than either the Closing Date or the second Business Day after the date on which the option shall have been exercised or later than the third Business Day after the date of such exercise, as determined by the Underwriters, when the Option Shares are to be delivered (the "Option Closing Date").

       (c) Delivery and payment for such Option Shares is to be at the offices set forth above for delivery and payment of the Firm Shares. (The Closing Date and the Option Closing Date are herein individually referred to as a "Closing Date" and collectively referred to as the "Closing".)

       (d) Delivery of certificates for the Shares shall be made by or on behalf of the Company and the Selling Stockholders to the Underwriters, for the respective accounts of the Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment by the Underwriters, for the several accounts of the Underwriters, of the purchase price therefor by certified or bank cashier's check payable to the order of the Company and each Selling Stockholder, as applicable in next day funds. The certificates for the Shares shall be registered in such names and denominations as the Underwriters shall have requested at least two (2) full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging at the offices of or other location designated by the Underwriters at least one (1) full Business Day prior to such Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

       (e) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

       5.     OFFERING BY UNDERWRITERS.

       It is understood that the several Underwriters intend to make a public offering of the Firm Shares as soon as you deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus; provided, however, that you may from time to time increase or decrease the public offering price prior to the Closing Date. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer them to the public on the foregoing terms.

       6.     COVENANTS OF THE COMPANY.

       The Company covenants and agrees with each Underwriter that:

       (a) The Company shall use its best efforts to cause the Registration Statement and any post-effective amendment subsequently filed to become effective promptly or, if the procedure in Rule 430A under the Rules and Regulations is followed, comply with the provisions of and make all requisite filings with the Commission pursuant to such Rule and to notify you promptly (in writing, if requested) of all such filings. The Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company may not file any amendment of or supplement to the Registration Statement or the Prospectus, that is not approved by you after reasonable notice thereof.

       (b) The Company will advise you promptly, and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement shall have become effective and when any amendment thereto shall have become effective and when any amendment of or any supplement to the Prospectus shall be filed with the Commission; (ii) of any request of the Commission for additional information or for any amendment of or supplement to the Registration Statement or the Prospectus; (iii) of the issuance by the Commission or any other governmental body of any order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for such purpose; (iv) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution of any proceedings for such purpose; (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus; or (vi) of the happening of any event which in the judgment of the Company makes any material statement in the Registration Statement or Prospectus untrue or which requires the making of any changes on the Registration Statement or Prospectus in order to make the statements therein not misleading. The Company will use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Prospectus; and to obtain as soon as possible the lifting thereof, if issued.

       (c) The Company will cooperate with the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long as is required under the laws of such jurisdictions for such offering and sale.

       (d) The Company will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Underwriters may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Company will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may, from time to time, request. In addition, the Company will deliver to each of the Underwriters, at or before the Closing Date and without charge, a signed copy of the Registration Statement (including the exhibits thereto) and all amendments and supplements thereto.

       (e) Within the time during which a prospectus relating to the Shares is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act and the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act and the Rules and Regulations, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

       (f) The Company will make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Act, and will deliver to the Underwriters, as soon as it is practicable to do so, but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs (or not later than 90 days after the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of the fiscal year), an earnings statement satisfying the requirements of Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, and will advise you in writing when such statement has been so made available.

       (g) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

       (h) During a period of five (5) years from the date hereof, the Company shall furnish to each Underwriter who may so request copies of all reports or other communications furnished to stockholders and copies of any reports or financial statements furnished to or filed with the Commission or any national securities exchange or quotation system on which any class of securities of the Company is listed.

       (i) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

       (j) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

       (k) The Company authorizes the Underwriters to use the Prospectus as from time to time amended or supplemented in connection with the offering and sale of the Shares.

       (l) The Company shall cause the Shares to be listed on the Nasdaq National Market and shall use its best efforts to maintain the Common Stock on the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

       7.     COSTS AND EXPENSES.

       Each Selling Stockholder, severally and not jointly, agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Stockholder Shares being sold by such Selling Stockholder and the fees and expenses of counsel and accountants retained by such Selling Stockholder, all to the extent the Company has not agreed by separate instrument with such Selling Stockholder to pay such fees and expenses of such Selling Stockholder. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay or reimburse if paid by the Underwriters, all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company and the Selling Stockholders; the fees and disbursements of counsel for the Company and the Selling Stockholders; all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs); all fees and expenses of the registrar and transfer agent of the Common Stock; the cost of preparation, printing and filing of the Registration Statement, Preliminary Prospectus and the Prospectus (including the financial statements therein and all exhibits thereto) and any amendments and supplements thereto and the printing, mailing and delivery to the Underwriters and dealers of copies thereof and of this Agreement, the Agreement Among Underwriters, any Selected Dealers Agreement, any other underwriting document, the Blue Sky memorandum and any supplements or amendments thereto; the filing fees of the Commission; the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; filing fees and listing fees, if any, transfer taxes and the expenses (including the fees and disbursements of counsel for the Underwriters) incurred in connection with the qualification of the Shares under state securities or Blue Sky laws which amount shall not exceed $10,000 without the Company's prior written consent; the Company's slide presentation and travel in connection with informational meetings for the brokerage community and institutional and retail investors; and all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder which are not otherwise specifically provided for in this Section 7. If the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder within the control of the Company is not fulfilled, the Company shall reimburse the several Underwriters for all reasonable out-of-pocket expenses and disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Shares or otherwise in contemplation of performing their obligations hereunder.

       8.     CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

       The obligations of the several Underwriters hereunder are subject to the accuracy as of the date hereof and each Closing Date (as if made at such Closing Date) of the representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance and fulfillment by the Company and the Selling Stockholders of their covenants, obligations and conditions hereunder, and to the following additional conditions:

       (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made within the time required by the Act and the Rules and Regulations; no order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction, shall have been issued and no proceedings for such purposes shall have been initiated or threatened, or, to the knowledge of the Company, shall be contemplated and all requests for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to the Underwriters and complied with to its satisfaction and the satisfaction of the Commission; and neither the Registration Statement or Prospectus nor any amendment or supplement thereto shall have been filed to which counsel to the Underwriters shall have reasonably objected or have not given their consent.

       (b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of counsel to the Underwriter, is material, or required to be stated therein or is necessary to make the statements therein not misleading.

       (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there shall not have been any change in, or any development which affects the capital stock of the Company or the business condition (financial or otherwise), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole that, in your judgment, makes it impractical or inadvisable to market the Shares on the terms and in the manner contemplated in the Prospectus.

       (d) You shall have received on each Closing Date the opinion of Ater Wynne Hewitt Dodson & Skerritt, LLP, counsel for the Company, dated as of such Closing Date addressed to the Underwriters, in form and substance satisfactory to you and counsel for the Underwriters to the effect that:

              (i) Each of the Company and its Subsidiaries has been duly organized and is an active corporation in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

              (ii) The Company and each of the Subsidiaries has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits required to own, lease and license its assets and properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement, and, to issue and sell the Shares, other than those authorizations, approvals, consents, orders licenses, certificates and permits required under state and foreign securities laws. To such counsel's knowledge, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiaries.

              (iii) The Company has authorized, issued and outstanding capital stock as of June 30, 1996 as described under the caption "Capitalization" in the Prospectus and the Common Stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Prospectus. The outstanding shares of the Company's capital stock have been, and the Shares upon issuance, delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and are non-assessable. The certificates for the Shares, are in due and proper form under the corporations law of the State of the Company's organization. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Company's capital stock pursuant to the Company's certificate of incorporation, bylaws, other governing documents or any agreements or other instruments known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of them is bound; and to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, which have not been waived or satisfied, for or relating to the registration of any shares of the Company's capital stock. Based solely on such counsel's review of the stock records of each Subsidiary and the certificates representing such stock all of the outstanding shares of capital stock of each Subsidiary of the Company are owned, directly or indirectly, beneficially and of record by the Company, free and clear of any claim, lien, charge or encumbrance of any kind whatsoever. All corporate action required to be taken on the part of the Company for the authorization, issuance and sale of the Shares by the Company has been duly and validly taken;

              (iv) The Registration Statement and all post-effective amendments thereto have become effective under the Act and, to such counsel's knowledge, such counsel has reasonable grounds to believe and does believe that no stop order proceedings with respect thereto have been instituted or are pending before or threatened by the Commission and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

              (v) The Registration Statement and the Prospectus and any amendment or supplement thereto, as of their respective effective dates comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that counsel need express no opinion on the financial statements or other financial data);

              (vi) Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the certificate of incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries, or, to the knowledge of such counsel, any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them are bound, or to which any of their properties are subject, nor will the performance by the Company of its obligations hereunder violate any law, rule or regulation of any governmental agency or body having jurisdiction over the Company, its Subsidiaries or their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or any of its Subsidiaries.
       Except for permits and similar authorizations required under the Act, the NASD, and the securities or Blue Sky laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement;

              (vii) All descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings, contracts and other documents, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, are accurate and fairly present the information required to be shown; and such counsel, after conducting a reasonable investigation, do not know of or believe that any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed, nor after conducting a reasonable investigation do such counsel know of or believe that there is any pending or threatened litigation or any governmental proceeding, statute or regulation required to be described in the Prospectus which is not so described;

              (viii) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against the Company or any of the Subsidiaries which is required to be disclosed in the Prospectus and which is not so disclosed;

              (ix) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the right to indemnity under this Agreement may be limited by Federal or state securities laws and except as (i) may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

              (x) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

              (xi) To such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except as disclosed in the Registration Statement and the Prospectus; and

              (xiii) To such counsel's knowledge, the Company is in compliance with the Foreign Corrupt Trade Practices Act.

              To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriters as to matters which are governed by laws other than the Federal laws of the United States; provided that such counsel shall state that in their opinion that they believe the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished upon request to the Underwriters and counsel for the Underwriters.

              In addition, such opinion shall include a statement to the effect that, although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), based on such counsel's representation of the Company, including but not limited to, such counsel's participation in the preparation of the Registration Statement and the Prospectus, such counsel's participation in conferences with representatives of the Underwriters or officers of the Company, such counsel's examination of the documents referred to in the Registration Statement or the Prospectus, and such other procedures as such counsel has deemed appropriate, no facts have come to the attention of such counsel which lead such counsel to believe that, under the Securities Act and the Rules, the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that, as of the date of the Prospectus, as amended or supplemented, the Prospectus as so amended or supplemented contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need make no statement).

              (e) You shall have received on the Closing Date an opinion of Stoel Rives LLP, counsel for the Selling Stockholders, dated the Closing Date, to the effect that:

              (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder;

              (ii) The execution, delivery and performance of this Agreement by each Selling Stockholder will not contravene (i) to such counsel's knowledge, any provision of applicable law, (ii) the certificates of incorporation, bylaws or other governing documents of any Selling Stockholder that is a corporation, or the articles of partnership of any Selling Stockholder that is a limited partnership, or the trust agreement of any Selling Stockholder that is a trust or any agreement or other instrument to be binding upon any Selling Stockholder, and (iii) to such counsel's knowledge, no consent, approval or authorization of any governmental body is required for the performance of this Agreement by any Selling Stockholder, except such as are specified and have been obtained and except such as may be required by federal securities laws and state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

              (iii) Each Selling Stockholder has valid marketable title to the Shares to be sold by such Selling Stockholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder, except such as may be required by federal securities laws and state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

              (iv) The Custody Agreement signed by each Selling Stockholder and the Custodian relating to the deposit of the Shares to be sold by such Selling Stockholder, and the Power-of-Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by each Selling Stockholder and are valid and binding agreements of each Selling Stockholder, except as to those provisions relating to indemnity or contribution for liabilities arising under the Act, as to which such counsel need express no opinion; and

              (v) Delivery of the certificates for the Shares to be sold by each Selling Stockholder pursuant to this Agreement to each of the several Underwriters who have purchased the Shares in good faith and without notice of any adverse claim will pass to each such Underwriter marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

       With respect to all of paragraph (e) above, counsel may rely, to the extent such counsel deems appropriate, as to matters of fact upon the representations of each Selling Stockholder contained herein and in the aforementioned Custody Agreements and Powers of Attorney and in other documents and instruments and opinions of local counsel; provided however, that copies of such Custody Agreements and Powers of Attorney and of such other documents and instruments shall be delivered to the Underwriters and shall be reasonably satisfactory to your counsel and, in the case of local counsel, such local counsel shall be reasonably satisfactory to your counsel, (a) a copy of each opinion from local counsel so relied upon shall be delivered to you and shall be reasonably satisfactory to your counsel and (b) counsel for each Selling Stockholder shall state that they have no reason to believe that they are not justified in relying thereon. With respect to all of paragraph (e) above, counsel may assume the legal capacity and the absence of any legal disability to contract as to each Selling Stockholder that is a natural person. The opinions as to all of paragraph (e) above shall state that such opinions may be relied upon by the Custodian and the attorneys-in-fact appointed under the Powers of Attorney executed by the Selling Stockholders.

       (f) The Underwriters shall have received on the date of this Agreement and also on each Closing Date, a signed letter from Coopers & Lybrand L.L.P., in form and substance satisfactory to the Underwriters and the Underwriters' counsel regarding the financial information contained in the Prospectus, the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Blue Sky Application (as defined below).

       (g) The Underwriters shall have received on the date hereof and on each Closing Date, a certificate or certificates signed on behalf of the Company by the Chairman of the Board or Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

              (i) The Registration Statement has become effective under the Act, no order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or threatened or are, to their knowledge, contemplated by the Commission;

              (ii) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the covenants and agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

              (iii) Any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

              (iv) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

              (v) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth; and

              (vi) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, properties or prospects of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement.

       (h) Since the effective date of the Registration Statement, neither the Company nor any of its Subsidiaries shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is material to the Company or its Subsidiaries, nor shall there have been a material adverse change in the general affairs, key personnel, or net worth of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall make it impractical or inadvisable to proceed with the marketing of the Shares.

       (i) The Shares shall be qualified for sale in such jurisdictions as the Underwriters may request and each such qualification shall be in effect and not subject to any stop order or other proceeding on each Closing Date.

       (j) Prior to the Closing Date the Shares shall have been duly authorized for listing on the Nasdaq National Market, subject only to official notice of issuance.

       (k) The Company shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at each Closing Date of any statement in the Registration Statement, the Prospectus as to the accuracy at each Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

       (l) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters.

       (m) The Company will have obtained from each of its officers, directors and one percent or greater shareholders their written agreement that, for a period of 90 days from the date of the Prospectus, that they will not, without the prior written consent of the Underwriters, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company owned by them (or any securities convertible into or exercisable for such shares of Common Stock) or file a registration statement contemplating such sale or disposition.

       The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents comparable to the foregoing as you may reasonably request.

       9.     INDEMNIFICATION.

       (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning set forth in the Act (i) against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement made by the Company in Section 1 hereof, or (B) any untrue statement or alleged untrue statement of any material fact contained (x) in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (y) in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities or Blue Sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any, governmental agency or body, commenced or threatened, or of any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 9(d) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, and will reimburse promptly each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application; provided further, however, that the indemnity agreement provided in this Section with respect to any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, charges, liabilities, expenses or litigation purchased Shares (or to the benefit of any person controlling such Underwriter), if a copy of an amendment or supplement to the Prospectus correcting such untrue statement or omission has not been sent or given to such person within the time required by the Act and the rules and regulations promulgated thereunder, unless such failure is the result of noncompliance by the Company with the terms of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

       (b) Each Underwriter severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning set forth in the Act and the Selling Stockholders,
(i) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained (A) in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (B) in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any, governmental agency or body, commenced or threatened, or of any claim, in each case arising out of or based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Underwriters; and
(iii) against any and all expense whatsoever, as incurred (including, subject to Section 9(d) hereof, the fees and disbursements of counsel chosen by the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damages, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case as provided in subsection (i), (ii) and
(iii) of this Section to the extent, but only to the extent, that such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that has been made in the Registration Statement, Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the preparation thereof or from the failure of such Underwriter within the time required by the Act and the Rules and Regulations to send or deliver a copy of the Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, charges, liabilities or litigation, unless such failure is the result of noncompliance by the Company with the terms of this Agreement. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

       (c) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning set forth in the Act (i) against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 2 hereof, or (B) any untrue statement or alleged untrue statement of any material fact contained (x) in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (y) in any Blue Sky application or other document executed by such Selling Stockholder specifically for that purpose or based upon written information furnished by such Selling Stockholder filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities or Blue Sky laws thereof or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any, governmental agency or body, commenced or threatened, or of any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Selling Stockholder; and (iii) against any and all expense whatsoever, as incurred (including, subject to Section 9(d) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim, in each case arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, and will reimburse promptly each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any Blue Sky Application; provided further, however, that the indemnity agreement provided in this Section with respect to any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, charges, liabilities, expenses or litigation purchased Shares (or to the benefit of any person controlling such Underwriter), if a copy of an amendment or supplement to the Prospectus correcting such untrue statement or omission has not been sent or given to such person within the time required by the Act and the rules and regulations promulgated thereunder, unless such failure is the result of noncompliance by such Selling Stockholder or the Company with the terms of this Agreement. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

       (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 9(a), (b) or (c) or contribution provided for in Section 9(e) shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 9(a), (b), (c) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to material actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you and shall be reasonably satisfactory to the Company in the case of parties indemnified pursuant to Section 9(a) and 9(c) and shall be designated by the Company and shall be reasonably satisfactory to you in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

       (e) If the indemnification provided for in this Section 9 is legally unavailable to hold harmless an indemnified party under Section 9(a), (b) or
(c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations in this Section 9(e) to contribute are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule A hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

       (f) In any proceeding relating to the Registration Statement, the Preliminary Prospectus, the Prospectus or any supplement or amendment thereto or any Blue Sky Application, the Company and the Underwriters, and each other party against whom contribution may be sought under this Section 9, hereby consent to the exclusive jurisdiction and venue of any court situated in the State of Colorado, City of Denver, and all such parties agree that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

       10.    SUBSTITUTION OF UNDERWRITERS.

       If any Underwriter shall fail to purchase the Shares set forth opposite its name in Schedule A hereto, and such failure to purchase shall constitute a default by such Underwriter in its obligation to purchase the number of Shares which it has agreed to purchase under this

Agreement, the non-defaulting Underwriters shall have the right and shall be obligated to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule A hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters in Schedule A hereto) the Shares which the defaulting Underwriter agreed but failed to purchase; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Shares if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase exceed 10% of the total number of Shares, and any non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares set forth its name in Schedule A hereto plus the applicable Option Shares, if any, purchasable by it pursuant to the terms of
Section 2; provided further, that if the foregoing maximums are exceeded, the non-defaulting Underwriters, and any other underwriters satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Shares. If the non-defaulting Underwriters or the other underwriters satisfactory to you do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except for the payment of expenses to be borne by the Company and the Underwriters as provided in Section 7 and the indemnity and contribution agreement of the Company and the Underwriters contained in Section 9 hereof.

       If any of the Underwriters shall fail to purchase the entire number of shares set forth opposite its name and such failure to purchase shall not constitute a default by such Underwriter in the performance of its obligations under this Agreement, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the entire amount (but not less than all) of the Shares which all withdrawing Underwriters agreed but failed to purchase. Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to you are obligated or agree to purchase the Shares of a defaulting Underwriter, either you or the Company may postpone the Closing Date for up to seven (7) full Business Days in order to effect any changes that may be necessary in the Registration Statement or Prospectus or in any other document or agreement, and to file promptly any amendment or any supplements to the Registration Statement or the Prospectus which in you opinion may thereby be made necessary.

       11.    NOTICES.

       All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or sent by facsimile or telex as follows: (a) if to the Company, at the office of the Company, 12005 N. Burgard, Portland, Oregon 97203 (Facsimile:(503) 240-6615), with a copy to Ater Wynne Hewitt Dodson & Skerritt, LLP, 222

S.W. Columbia, Suite 1800, Portland, Oregon 97201, Attention: Gregory E. Struxness (Facsimile: (503) 226-0079), (b) if to the Underwriters, to the Underwriters at the offices of Hanifen, Imhoff Inc., 1125 17th Street, Suite 1600, Denver, Colorado 80202, Attention: Corporate Finance Department (Facsimile: (303) 291-5470) with a copy to Gibson, Dunn & Crutcher LLP, 1801 California Street, Suite 4100, Denver, Colorado 80202, Attention: Thomas R. Denison, Esq. (Facsimile: (303) 296-5310), and (c) if to the Selling Stockholders, to the addresses set forth on Exhibit B, with a copy to Stoel Rives LLP, 900 S.W. 5th Avenue, Portland, Oregon, 97206 (Facsimile (503) 220-2480).

       12.    EFFECTIVE DATE AND TERMINATION.

       This Agreement shall become effective at [ ] Pacific Time, on the date hereof. Until this Agreement is effective, it may be terminated by the Company by giving notice to the Underwriters or by the Underwriters by giving notice to the Company, except that the provisions of Section 7 and 9 shall at all time be effective. This Agreement may be terminated at any time on or prior to each Closing Date by the Underwriters by notice to the Company as follows:

       (a) At any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in, or any adverse development which materially affects the business, condition (financial and otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission, by the exchange that lists the Shares, or by the NASDAQ, (iii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crises if the effect of such outbreak, escalation, declaration, emergency, calamity or crises would, in your judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iv) suspension or limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or limitation on prices for securities on any such exchange or quotation system, (v) additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or quotation system or by order of the Commission or any court or other governmental authority, (vi) declaration of a banking moratorium by either federal or New York authorities or (vii) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in you judgment, makes it impracticable or inadvisable to proceed with the delivery of the Shares; or

       (b)    As provided in Sections 8 and 10 of this Agreement.

       If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Sections 8 and 10 hereof. If this Agreement is terminated pursuant to this Section, you shall notify the Company thereof promptly by telephone or facsimile, confirmed by express mail.

       13.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

       The indemnity and contribution agreements contained in Section 9 and the representations, warranties and agreements of the Company and the Selling Stockholders in Sections 1, 2, 5, 6 and 7 hereof shall survive the delivery of the Shares to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or other indemnified party.

       14.    INFORMATION FURNISHED BY UNDERWRITERS.

       The statements set forth in the last two paragraphs of the cover page and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by or on behalf of any Underwriter.

       15.    SUCCESSORS.

       This Agreement has been and is made solely for the benefit of the Underwriters, the Selling Stockholders and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to in Section 9, and no other person will acquire or have any right or obligation hereunder. The term "successors and assigns" shall not include any purchaser of any of the Shares merely by reason of such purchase.

       16.    MARKET STAND-OFF.

       Each Seller hereby agrees that, without your prior written consent, it will not offer, sell, contract to sell or otherwise dispose of any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock for a period of 90 days after the date of the public offering of the Shares, other than (i) the Shares to be sold hereunder; or (ii) any shares of such Common Stock sold upon the exercise of an option or warrant outstanding on the date hereof or upon the conversion of a security outstanding on the date hereof into shares of such Common Stock. The Company will not file any registration statement with respect to any capital stock of the Company with the Commission for a period of 90 days after the date of the public offering of the Shares other than registration statements on form S-8 relating to the Company's 1995 Stock Incentive Plan and the Company's 1995 Stock Option Plan for Non Employee Directors.

       17.    MISCELLANEOUS.

       For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading and "Subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

       Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other agreements and understandings.

       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the choice of law or conflicts of law principles thereof.

       If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.


                                        Very truly yours,

                                        Northwest Pipe Company

                                        By:
                                        Its:

                                        The Selling Stockholders named in
                                        Schedule B hereto, acting severally:

                                        By:
                                        Attorney-in-Fact

                                        The foregoing Underwriting Agreement
                                        is hereby confirmed and accepted
                                        as of the date first above written:

                                        HANIFEN, IMHOFF INC.

                                        STEPHENS INC.
                                        JENSEN SECURITIES CO.



                                        By:

                                        HANIFEN, IMHOFF INC.
                                        By:
                                        Its:

                                 SCHEDULE A

                                 (NUMBER OF

                          UNDERWRITER FIRM SHARES)

UNDERWRITER                               FIRM SHARES
-----------                               -----------
HANIFEN, IMHOFF INC.
STEPHENS INC.
JENSEN SECURITIES CO.
                                                         ---------
Total                                                    2,400,000

                                   SCHEDULE B

                              SELLING STOCKHOLDERS

Selling Stockholder           Number of Firm Shares      Number of Option Shares





Underwriting Agreement

                                   SCHEDULE C

                             OFFICERS AND DIRECTORS